FIRST AMENDMENT TO
                         AGREEMENT OF PURCHASE AND SALE
                   (The St. Marin Apartments, Coppell, Texas)

     This First Amendment to Agreement of Purchase and Sale (this "Amendment") is made and entered into by and between WHCO Real Estate Limited Partnership, a Delaware limited partnership ("Seller") and Berkshire Income Realty-OP, L.P., a Delaware limited partnership ("Purchaser").

                                 R E C I T A L S

          A. Seller and Purchaser entered into that certain Agreement of Purchase and Sale dated effective as of October 16, 2003 (the "Agreement") concerning the sale of real property located in Coppell, Texas known as The St. Marin Apartments (as more particularly described in the Agreement, the "Property").

          B. Seller and Purchaser have agreed to amend the Agreement as provided herein.

          C. Except as otherwise expressly provided for herein, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Seller and Purchaser agree as follows:

          1. Purchase Price. Section 1.1.3 of the Agreement is hereby deleted and amended to read in its entirety as follows:

                    1.1.3 Purchase Price: $26,125,000.00.

          2. Inspection Period. Seller and Purchaser agree that the Inspection Period has expired and Purchaser's right to terminate the Agreement in accordance with Section 4.4 of the Agreement has expired.

          3. Continued Effect. Except as amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its original terms and conditions.

          4. Counterparts. This Amendment may be executed in counterparts and by facsimile, each of which shall be considered an original instrument. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one amendment, but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.


                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

          DATED effective as of October 20, 2003.


                                           SELLER:

                                           WHCO REAL ESTATE LIMITED PARTNERSHIP,
                                           a Delaware limited partnership

                                           By: WHRB Gen-Par, Inc.
                                               a Delaware corporation,
                                               its general partner


                                           By: /s/ Roger Beless
                                           Name: Roger Beless
                                           Title: Assistant Vice President




                                           PURCHASER:


                                           BERKSHIRE INCOME REALTY - OP, L.P.,
                                           a Delaware limited partnership

                                           By: Berkshire Income Realty, Inc.,
                                           a Maryland corporation,
                                           its general partner


                                           By: /s/ Eric Calub
                                           Name: Eric Calub
                                           Title: Authorized Agent